Exhibit 10.1

DEMAND PROMISSORY NOTE

FOR VALUE RECEIVED, Theralink Technologies, Inc., a Nevada corporation (“Borrower”), having an office at 15000 W. 6th Ave., Suite 400, Golden, Colorado 80401, unconditionally promises to pay to the order of [   ] (“Lender”), at his address at [   ] or at such other place as Lender may designate in writing, the principal sum of [   ] Thousand ($[   ],000) (the “Loan”) outstanding hereunder together with all accrued interest thereon, ON DEMAND, as provided in this Promissory Note (this “Note”).

1. Due on Demand. Notwithstanding any terms in this Note to the contrary, the enumeration in this Note of specific obligations of Borrower to Lender and/or conditions to the availability of funds under this Note shall not be construed to qualify, define, or otherwise limit Lender’s right, power or ability, at any time and for any reason, under applicable law, to require full payment of the Loan and all accrued and unpaid interest and all other amounts payable under this Note ON DEMAND.

2. Payments.

2.1 Manner of Payments. All payments of interest and principal shall be made in lawful money of the United States of America by wire transfer of immediately available funds to Lender’s account at a bank specified by Lender in writing to Borrower from time to time.

2.2 Application of Payments. All payments, including insufficient payments, shall be credited, regardless of their designation by Borrower, first to collection expenses due hereunder, then to outstanding late charges, then to interest due and payable but not yet paid, and the remainder, if any, to principal.

3. Interest. Interest under this Note shall be as follows:

3.1 Interest Rate. Borrower shall pay interest to Lender on the unpaid principal amount of the Loan outstanding hereunder, accruing from the date hereof to the date on which the entire principal sum hereof has been paid in full, computed on the basis of the actual number of days elapsed in a 365 day year, at a rate per annum which shall be equal to 8%, compounded monthly as of the last day of each calendar month. In no event shall interest exceed the maximum legal rate permitted by law.

3.2 Interest Payable. Interest, at the rate described above, shall be payable ON DEMAND. Borrower may make whole or partial interest payments at any time prior to demand, without penalty and without affecting any other provisions of this Note.

4. Conversion. At any time, if this Note has not been paid in full, the Lender may, in its sole and absolute discretion, agree to convert the then outstanding principal balance of this Note and all accrued interest thereon into the same security which is being issued by the Company in its next private placement of equity or equity-backed securities launching after the date hereof.

5. Representations and Warranties. Borrower hereby represents and warrants as of the date of this Note, as follows:

5.1 Existence. Borrower is a corporation duly incorporated, validly existing, and in good standing under the laws of the state of its organization.

5.2 Power and Authority. Borrower has the power and authority, and the legal right, to execute and deliver this Note and to perform its obligations hereunder.

5.3 Authorization, Execution and Delivery. The execution and delivery of this Note by Borrower and the performance of its obligations hereunder have been duly authorized by all necessary limited liability company action in accordance with all applicable laws. Borrower has duly executed and delivered this Note.

5.4 Enforceability. The Note is a valid, legal and binding obligation of Borrower, enforceable against Borrower in accordance with its terms except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

5.5 No Approvals. No consent or authorization of, filing with, notice to or other act by, or in respect of, any governmental authority or any other person is required in order for Borrower to execute, deliver, or perform any of its obligations under this Note.

5.6 No Violations. The execution and delivery of this Note and the consummation by Borrower of the transactions contemplated hereby do not and will not (a) violate any provision of Borrower’s organizational documents; (b) violate any law or order applicable to Borrower or by which any of its properties or assets may be bound; or (c) constitute a default under any material agreement or contract by which Borrower may be bound.

6. Miscellaneous.

6.1 Notices. All notices, requests or other communications required or permitted to be delivered hereunder shall be delivered in writing at the addresses set forth in this Note or such other address as either Borrower or Lender may from time to time specify in writing. Notices mailed by certified or registered mail or sent by hand or overnight courier service shall be deemed to have been given when received. Notices sent by e-mail shall be deemed received upon the sender’s receipt of an acknowledgment from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgment).

6.2 Costs and Expenses. Borrower shall reimburse Lender on demand for all reasonable out-of-pocket costs, expenses and fees (including reasonable expenses and fees of its counsel) incurred by Lender in connection with the transactions contemplated hereby including the negotiation, documentation and execution of this Note and the enforcement of Lender’s rights hereunder.

6.3 Governing Law. This Note and any claim, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Note and the transactions contemplated hereby (each, a “Dispute”) shall be governed by the laws of the State of Colorado.

6.4 Submission to Jurisdiction. Borrower hereby irrevocably and unconditionally (i) agrees that any legal action, suit or proceeding arising out of or relating to this Note may be brought in the courts of the State of Colorado or of the United States of America for the District of Colorado and (ii) submits to the exclusive jurisdiction of any such court in any such action, suit or proceeding. Final judgment against Borrower in any action, suit or proceeding shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment.

6.5 Waiver of Jury Trial. BORROWER HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY RELATING TO THIS NOTE OR THE TRANSACTIONS CONTEMPLATED HEREBY WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY.

6.6 Counterparts, Integration, Effectiveness. This Note and any amendments, waivers, consents or supplements hereto may be executed in counterparts, each of which shall constitute an original, but all taken together shall constitute a single contract. This Note constitute the entire contract between the parties with respect to the subject matter hereof and supersede all previous agreements and understandings, oral or written, with respect thereto. Delivery of an executed counterpart of a signature page to this Note by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Note.

6.7 Successors and Assigns. This Note may not be assigned, transferred or negotiated by Lender to any entity without the consent of Borrower. Borrower may not assign or transfer this Note or any of its rights hereunder without the prior written consent of Lender. This Note shall inure to the benefit of and be binding upon the parties hereto and their permitted successors and assigns.

6.8 Amendment and Waiver. No term of this Note may be waived, modified or amended except by an instrument in writing signed by both of the parties hereto. Any waiver of the terms hereof shall be effective only in the specific instance and for the specific purpose given.

6.9 Headings. The headings of the various Sections and subsections herein are for reference only and shall not define, modify, expand or limit any of the terms or provisions hereof.

6.10 No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising on the part of Lender, of any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

6.11 Severability. If any term or provision of this Note is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Note or invalidate or render unenforceable such term or provision in any other jurisdiction.

IN WITNESS WHEREOF, Borrower has executed this Note as of ______, 2022

THERALINK TECHNOLOGIES, INC., as Borrower

By
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